Securities and Exchange Commission
Washington, D.C. 20549




FORM 8-K




CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


November 28, 1994
Date of report (Date of earliest event reported)



ML MEDIA PARTNERS, L.P.
(Exact name of registrant as specified in its governing instruments)


Delaware                          0-14871
                        13-3321085
(State or other jurisdiction of incorporation)
                     Commission
 File Number
           (I.R.S. Employer
Identification Number)



World Financial Center - South Tower
New York, New York


                                                       10080-6114
(Address of principal executive offices)


                                               (Zip Code)

Registrant's telephone number, including area code
                                              (212) 236-6472


N/A
(Former name or former address, if changed since last report)

Item 5.  Other Events.

           On November 28, 1994, ML Media Partners, L.P. (the "Partnership") entered into an agreement
(the "Asset Purchase Agreement") with Century Communications Corp.
 ("Century") to sell to Century
substantially all of the assets used in the operations of the
 Partnership's California cable television systems serving the Anaheim, Hermosa Beach/Manhattan Beach, Rohnert Park/
 Yountville and Fairfield
communities.  The base purchase price for the systems will be $286 million, subject to reduction by an
amount equal to 11 times the amount by which the operating cash flow of the systems (as adjusted in
accordance with the Asset Purchase Agreement) is less than $26 million for the 12-month period prior
to the closing, and subject to further adjustment as provided in the Asset
 Purchase Agreement.
Consummation of the transactions provided for in the Asset Purchase
 Agreement is subject to the
satisfaction of certain conditions, including obtaining approvals from the Federal Communications
Commission and the municipal authorities issuing the franchises for the systems.

    A press release describing the foregoing is attached as an exhibit hereto and is incorporated herein by reference.

 The Asset Purchase Agreement is also attached as an exhibit hereto.
  Reference is made to the
Asset Purchase Agreement for all of the terms of the sale.




Item 7.  Financial Statements and Exhibits.

 Exhibit 1 - Press Release, dated November 29, 1994, issued by ML Media Partners, L.P. and
Century Communications Corp.

   Exhibit 2 - Asset Purchase Agreement, dated November 28,
 1994, between ML Media Partners,
L.P. and Century Communications Corp.

           Exhibit 3 - Escrow Agreement, dated November 28, 1994, among ML Media Partners, L.P.,
Century Communications Corp. and Chemical Bank.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange
 Act of 1934, the registrant has duly
caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ML MEDIA PARTNERS, L.P.

                                  BY:  MEDIA MANAGEMENT PARTNERS, its
                                       general partner

                                  BY:  RP MEDIA MANAGEMENT, a general
                                        partner

                                  BY:  IMP MEDIA MANAGEMENT, INC.,
                                       its managing general partner

                                  By:  /s/ Elizabeth McNey Yates
                                       Elizabeth McNey Yates
                                       Vice President


Dated:  December 8, 1994

                                    EXHIBIT INDEX


Exhibit 1 - Press Release, dated November 29, 1994, issued by ML
 Media Partners, L.P. and Century
Communications Corp. . . . . . . . . . . . . . . . . page 5

Exhibit 2 - Asset Purchase Agreement, dated November 28, 1994, between ML Media Partners, L.P.
and Century Communications Corp. . . . . . . . . . . page 7

Exhibit 3 - Escrow Agreement, dated November 28, 1994, among
 ML Media Partners, L.P., Century
Communications Corp. and Chemical Bank . . . . . . . page 118